Morgan Stanley Strategist
                          Item 77(O) 10F-3 Transactions
                        August 1, 2003 - January  31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
   UFJ      07/18/  1,250,   $99.54 $124,422  595,00  0.0001   0.05   Merrill
 Finance      03      00,           ,500,000     0       %      0%    Lynch &
Aruba AEC             000                                               Co,
                                                                      Goldman
                                                                      Sachs &
                                                                      Co, UFJ
                                                                     Internatio
                                                                      nal plc,
                                                                       Lehman
                                                                      Brothers
                                                                     and Morgan
                                                                      Stanley




            08/06/  600,00   $99.66 $59,794,  395,00  0.001%   0.03   Barclays
  Miller      03      0,             200,000     0              3%    Capital,
 Brewing              000                                            Citigroup,
 Company                                                             JP Morgan,
                                                                     ABN AMRO,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Dresdner
                                                                     Kleinwort
                                                                     Wasserstei
                                                                     n, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley
                                                                        and
                                                                     Hawkpoint



 Carolina   09/08/  4,000,   $100.0 $400,000   5,347   0.13%   0.23
 Power &      03      000      0      ,000                      %
  Light
 Company
  d/b/a
 Progress                                                             Banc of
  Energy                                                              America
Carolinas,                                                             and JP
   Inc.                                                                Morgan
  First
 Mortgage
  Bonds




                    12,594   $99.25 $1,250,0   5,843   0.05%   0.25   ABN AMRO
   SLM      09/17/   ,458              00,                      %    Incorporat
Corporatio    03                       000                            ed, Banc
 n Medium                                                            of America
   Term                                                              Securities
  Notes,                                                             LLC, Banc
 Series A                                                               One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Barclays
                                                                      Capital,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                       , FTN
                                                                     Financial
                                                                     Securities
                                                                       Corp,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                      Bank and
                                                                      Wachovia
                                                                      Capital
                                                                      Markets

            10/22/  10,004   $99.95 $1,000,0  345,16   0.58%   0.15   Banc of
 Telecom      03     ,702            00,000      0              %     America
  Italia                                                             Securities
 Capital                                                                LLC,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch & Co
                                                                     and Morgan
                                                                      Stanley

            11/18/  5,015,   $99.70 $500,000  270,00   0.01%   0.12   Barclays
 Imperial     03      045             ,000                      %     Capital,
 Chemical                                                            Citigroup,
Industries                                                              UBS
   PLC                                                               Investment
                                                                       Bank,
                                                                       Morgan
                                                                      Stanley,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                     ed, HSBC,
                                                                       Mizuho
                                                                     Internatio
                                                                      nal plc,
                                                                      Standard
                                                                     Chartered
                                                                      Bank and
                                                                     The Royal
                                                                      Bank of
                                                                      Scotland

            11/19/  15,039   $99.74 $1,500,0  245,60   0.02%   0.11  Citigroup,
              03     ,101            00,000      0              %     Goldman
Hutchison                                                              Sachs
 Whampoa                                                               (Asia)
Internatio                                                           LLC, HSBC,
   nal                                                                Merrill
 (033/33)                                                             Lynch &
 Limited                                                                Co,
                                                                      Deutsch
                                                                      Bank, JP
                                                                     Morgan and
                                                                       Morgan
                                                                      Stanley

            12/03/  15,043   $99.71 $1,500,0  305,00   0.02%   0.13   Banc of
Household     03     ,626              00,       0              %     America
 Finance                               000                           Securities
Corporatio                                                           LLC, Banc
    n                                                                   One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, JP
                                                                      Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                     Bank, Loop
                                                                      Capital
                                                                      Markets
                                                                      LLC and
                                                                      Utendahl
                                                                      Capital
                                                                      Partners
                                                                         LP


            12/10/  5,008,   $99.84 $500,000  330,00   0.07%   0.15  Citigroup,
Internatio    03      012             ,000       0              %     Deutsche
nal Paper                                                              Bank,
 Company                                                               Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, JP
                                                                     Morgan and
                                                                       Lehman
                                                                      Brothers